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                                                                EXHIBIT 10.14(B)

                     FIRST AMENDMENT TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("First Amendment"), made, entered into and effective as of the 29th day of April, 1999, by and between INNOTRAC CORPORATION, a Georgia corporation ("Borrower"), as borrower, and SOUTHTRUST BANK, N.A., a national banking association ("Lender"), as lender;

                              W I T N E S S E T H :

         WHEREAS, Borrower and Lender are parties to that certain Amended and Restated Loan and Security Agreement, dated as of January 25, 1999 (the "Loan Agreement"), pursuant to which Lender has established for Borrower a line of credit in the maximum aggregate principal amount of Thirty Five Million Dollars ($35,000,000); and

         WHEREAS, Borrower has requested Lender to increase the maximum aggregate principal amount of such line of credit to Forty Million Dollars ($40,000,000), and subject to the terms and conditions set forth herein, Lender is willing to do so; and

         WHEREAS, Borrowers and Lender wish to enter into this First Amendment in order to memorialize their mutual understandings in respect to such revolving line of credit increase and certain other amendments to the Loan Agreement;

         NOW, THEREFORE, for and in consideration of the sum of $10.00, the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. DEFINITIONS. Capitalized terms not defined herein shall have the same meanings as used in the Loan Agreement.

         2.       AMENDMENT OF LOAN AGREEMENT.

                  (a) Section 1.1 of the Loan Agreement is hereby amended by deleting the present definitions of the term "Margin" and "Termination Date" contained therein in its entirety and substituting in lieu thereof the following new definition in the appropriate alphabetic order:

                  "Margin" shall mean an amount equal to the sum of (i) eighty percent (80%) of the face dollar amount, as at the date of determination, of Eligible Accounts of Borrower, plus (ii) the lesser of fifty percent (50%) of the net book value of Eligible Inventory of Borrower or $5,000,000.

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                  "Termination Date" shall mean June 1, 2002; provided, however, that, at Lender's election, by the giving of written notice to Borrower to such effect prior to such



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                  termination date or, if such termination date is extended
                  pursuant hereto, any subsequent anniversary of such termination date, Lender may extend the "Termination Date" from year-to-year, in which case the "Termination Date" shall be the termination date then in effect.

                  (b) Section 2.1(a) of the Loan Agreement is hereby amended by changing the words and figure "Thirty Five Million Dollars ($35,000,000)," wherever they appear in the first sentence of such Section, to the words and figure "Forty Million Dollars ($40,000,000)."

                  (c) Section 11.5 of the Loan Agreement is hereby amended by deleting the present Section 11.5 in its entirety and by substituting in lieu thereof the following new Section 11.5:

                  "11.5  Settlement Sheets.

                  To the extent requested by Lender, by the twentieth (20th) day of each calendar month for the calendar month just ended, or more frequently if requested by Lender, Borrower shall prepare and deliver to Lender a settlement report with respect to satisfaction of the Margin Requirement as of the date of report submission (to include a calculation of Eligible Accounts) to be in the form of Exhibit "F" attached hereto or such other form as Lender may deliver for such purpose to Borrower from time to time hereafter, the statements in which, in each instance, shall be certified as to truth and accuracy by a duly authorized officer on behalf of Borrower."

         3. CONDITIONS PRECEDENT. The amendments to the Loan Agreement set forth in this First Amendment shall not become effective unless and until each of the following conditions shall have been fulfilled to the satisfaction of
Lender:

                  (a) Amended and Restated Revolving Promissory Note, in form and substance satisfactory to Lender.

                  (b) Borrower shall have delivered to Lender certified resolutions and an incumbency certificate regarding its execution and delivery of this First Amendment, in form and substance satisfactory to Lender.

                  (c) Lender shall have received such other documents, certificates, instruments and agreements as Lender or its counsel may reasonably require in connection herewith.

         4. REPRESENTATIONS AND WARRANTIES. To induce Lender to enter into this First Amendment and to make advances under the Loan Agreement as amended by this First Amendment, Borrower represents and warrants that, as of the date of this First Amendment and after giving effect to the consummation of the transactions contemplated by this First Amendment and the other agreements executed in connection herewith:



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                  (a)      Borrower has the right and power and is duly
authorized to enter into this First Amendment and all other agreements executed in connection herewith;

                  (b) Except to the extent previously disclosed to and expressly waived by Lender, the representations and warranties of Borrower contained in the Loan Agreement remain true and correct as of the date hereof;

                  (c) No Event of Default or an event or condition which upon notice, lapse of time or both will constitute an Event of Default has occurred and is continuing;

                  (d) The execution, delivery and performance by Borrower of this First Amendment and the other agreements to which Borrower is a party
(i) have been duly authorized by all necessary action on its part; (ii) do not and will not, by the lapse of time, the giving of notice or otherwise, violate the provisions of the terms of its Articles of Incorporation or Bylaws, or of any mortgage, indenture, security agreement, contract, undertaking or other agreement to which Borrower is a party, or which purports to be binding on Borrower or any of its properties; (iii) do not and will not, by lapse of time, the giving of notice or otherwise, contravene any governmental restriction to which Borrower or any of its properties may be subject; and (iv) do not and will not, except as contemplated in the Loan Agreement, result in the imposition of any lien, charge, security interest or encumbrance upon Borrower's properties under any indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which Borrower is a party or which purports to be binding on Borrower or any of its properties;

                  (e) No consent, license, registration or approval of any governmental authority, bureau or agency is required in connection with the execution, delivery, performance, validity or enforceability of the First Amendment and the other agreements executed by Borrower in connection herewith; and

                  (f) This First Amendment and the other agreements executed by Borrower in connection herewith have been duly executed and delivered by Borrower, are the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms, except as the same may be limited by (i) applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting creditors' rights generally, and (ii) general principles of equity.

         5. FEES AND EXPENSES. The Borrower, agrees to pay all fees and other expenses incurred by Lender in connection with this First Amendment and the transactions contemplated hereby.

         6. LOAN AGREEMENT REMAINS IN FORCE. As specifically amended by this First Amendment, the terms and conditions of the Loan Agreement shall remain in full force and effect and this First Amendment shall not be a waiver of any rights or remedies which Lender has provided for in the Loan Agreement or any of the other Loan Documents and all such terms and conditions are herewith ratified, adopted, approved and accepted.



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         7.       NO NOVATION. This First Amendment and all other agreements executed by the Borrower on the date hereof are not intended to nor shall be construed to create a novation or accord and satisfaction, and shall only be a modification and extension of the existing Obligations of the Borrower to Lender.

         8. SECURITY INTERESTS EXTENDED. It is the express intent of Lender and the Borrower that the security interests granted to Lender in the Collateral pursuant to the Loan Agreement and the other Loan Documents extend to and secure (among other things) the repayment of all amounts advanced to the Borrower hereunder and all other Obligations.

         9. ADDITIONAL DOCUMENTS. Upon the request of Lender, the Borrower will cause to be done, executed, acknowledged and delivered all such further acts, conveyances and assurances as Lender from time to time may reasonably request for accomplishing the transactions referred to herein.

         10. ENTIRE AGREEMENT. This First Amendment and the other documents it refers to comprise the entire agreement relating to the subject matter they cover and supersede any and all prior written or oral agreements between or among Lender and the Borrower relating thereto.

         11. SEVERABILITY. Any provision of this First Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or effecting the validity or enforceability of such provisions in any other jurisdiction.

         12. AMENDMENT. No amendment hereto shall be valid unless contained in a writing duly executed by the party or parties to be bound by it.

         13. GOVERNING LAW. THIS FIRST AMENDMENT HAS BEEN DELIVERED AND SUBMITTED TO LENDER FOR ACCEPTANCE IN ATLANTA, GEORGIA, AND THIS First AMENDMENT SHALL NOT BE BINDING UPON LENDER OR EFFECTIVE UNTIL ACCEPTED BY LENDER AND SHALL BE CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH, AND GOVERNED BY, ALL OF THE PROVISIONS OF THE CODE AND BY THE OTHER LAWS OF THE STATE OF GEORGIA.



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         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto in Atlanta, Georgia as of the date first written above.

Attest:                                     INNOTRAC CORPORATION



  /s/ John Nichols                          By: /s/ Scott Dorfman
--------------------------------               ---------------------------------
Name:   John Nichols                        Scott Dorfman, President
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Title:  VP & CFO
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[CORPORATE SEAL]


                                            SOUTHTRUST BANK, N.A.



                                            By: /s/ Noble Jones
                                               ---------------------------------
                                            Noble Jones, Vice President



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